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                                                                    Exhibit 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

The Board of Directors
Psychemedics Corporation

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 20, 1996 included in Psychemedics Corporation's Form 10-KSB for the year ended December 31, 1995 and to all references to our firm included in this registration statement.



                                             ARTHUR ANDERSEN LLP


Boston, Massachusetts
September 20, 1996



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